Exhibit 23
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                           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in registration statemnent File No. 33-44204 of our report dated September 27, 1996, included in Herley Industries, Inc. Form 10-K for the year ended July 28, 1996.



                                            ARTHUR ANDERSEN LLP



Lancaster, PA
 October 2, 1996